Exhibit 99.2

Supplemental Financial Information
For the three months ended March 31, 2012

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's first quarter 2012 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date May 2, 2012) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of March 31, 2012, the Operating Partnership owned or had an ownership interest in 65 regional shopping centers and 11 community shopping centers aggregating approximately 65 million square feet of gross leasable area ("GLA"). These 76 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        On December 31, 2011, the Company and its joint venture partner reached an agreement for the distribution and conveyance of interests in SDG Macerich Properties, L.P., a Delaware limited partnership ("SDG Macerich") that owned 11 regional malls in a 50/50 partnership. Six of the eleven assets were distributed to the Company on December 31, 2011. Macerich received 100% ownership of Eastland Mall in Evansville, Indiana, Lake Square Mall in Leesburg, Florida, NorthPark Mall in Davenport, Iowa, SouthPark Mall in Moline, Illinois, Southridge Mall in Des Moines, Iowa, and Valley Mall in Harrisonburg, Virginia (collectively referred to herein as the "SDG Acquisition Properties").

        As of December 1, 2011, the Prescott Gateway non-recourse loan was in maturity default. The Company is negotiating with the loan servicer. The outcome is uncertain at this time.

        On July 15, 2010, a court-appointed receiver assumed operational control of Valley View Center and responsibility for managing all aspects of the property. Valley View Center was sold by the receiver on April 23, 2012, and the related non-recourse mortgage loan obligation was fully extinguished on that date. Consequently, Valley View Center has been excluded from the Debt Summary and Outstanding Debt by Maturity Date as of March 31, 2012. Furthermore, Valley View Center has been excluded from certain Non-GAAP operating measures in 2010, 2011 and 2012 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	3/31/2012	12/31/2011	12/31/2010
	dollars in thousands, except per share data
Closing common stock price per share	$57.75	$50.60	$47.37
52 week high	$58.09	$56.50	$49.86
52 week low	$38.64	$38.64	$29.30
Shares outstanding at end of period
Class A non-participating convertible preferred units	208,640	208,640	208,640
Common shares and partnership units	144,012,888	143,178,521	142,048,985

Total common and equivalent shares/units outstanding	144,221,528	143,387,161	142,257,625

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata(a)	$5,970,323	$5,903,805	$5,854,780
Equity market capitalization	8,328,793	7,255,390	6,738,744

Total market capitalization	$14,299,116	$13,159,195	$12,593,524

Leverage ratio(b)	41.8%	44.9%	46.5%

(a)
Excludes Valley View Center.
(b)
Debt as a percentage of market capitalization.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2011	11,025,077	132,153,444	208,640	143,387,161

Conversion of partnership units to cash	(195)	—	—	(195)
Conversion of partnership units to common shares	(23,351)	23,351	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	285,000	549,562	—	834,562

Balance as of March 31, 2012	11,286,531	132,726,357	208,640	144,221,528

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of March 31,
	2012	2011
Straight line rent receivable	$73.7	$73.0

	For the Three Months Ended March 31,
	2012	2011
	dollars in millions
Lease termination fees	$2.9	$2.1
Straight line rental income	$1.1	$(0.3)
Gain on sales of undepreciated assets	$—	$0.6
Amortization of acquired above- and below-market leases	$3.5	$2.9
Amortization of debt (discounts)/premiums	$(1.1)	$(2.1)
Interest capitalized	$3.9	$4.5

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Three Months Ended 3/31/12	For the Three Months Ended 3/31/11	Year Ended 12/31/11	Year Ended 12/31/10
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$72.6	$38.0	$314.6	$12.9
Development, redevelopment, expansions and renovations of Centers	15.1	21.2	88.8	214.8
Tenant allowances	3.9	3.1	19.4	22.0
Deferred leasing charges	8.5	9.5	29.3	24.5

Total	$100.1	$71.8	$452.1	$274.2

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$0.2	$61.4	$143.4	$6.1
Development, redevelopment, expansions and renovations of Centers	11.5	8.7	37.7	42.3
Tenant allowances	0.8	1.3	8.4	8.1
Deferred leasing charges	1.4	1.5	4.9	4.7

Total	$13.9	$72.9	$194.4	$61.2

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
03/31/12(b)(c)	$429	$614	$504
03/31/11(b)(c)	$400	$494	$449
12/31/2011(b)(c)	$417	$597	$489
12/31/2010(b)(c)(d)	$392	$468	$433

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot excludes Centers under development and redevelopment.

(b)
The SDG Acquisition Properties are included in Consolidated Centers at March 31, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at March 31, 2011 and December 31, 2010.

(c)
The sales per square foot for all periods above excludes Valley View Center.

(d)
The sales per square foot for Year 2010 exclude Santa Monica Place which opened in August 2010.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

All Shopping Centers: Period Ended	Consolidated Centers(b)(c)	Unconsolidated Joint Venture Centers(b)	Total
03/31/2012	91.8%	92.4%	92.1%
03/31/2011	93.1%	91.7%	92.3%
12/31/2011	92.8%	92.3%	92.6%
12/31/2010	93.5%	92.3%	92.9%

(a)
Occupancy is the percentage of Mall and Freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
The SDG Acquisition Properties are included in Consolidated Centers at March 31, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at March 31, 2011 and December 31, 2010.

(c)
Occupancy of Valley View Center is excluded for all periods above.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
03/31/12	$38.92	$39.95	$35.74
03/31/11	$39.35	$36.41	$36.67
12/31/2011(e)(f)	$38.78	$38.35	$35.84
12/31/2010(f)	$37.93	$34.99	$37.02
Unconsolidated Joint Venture Centers
03/31/12	$54.98	$53.00	$44.78
03/31/11	$47.59	$49.15	$38.54
12/31/2011	$53.72	$50.00	$38.98
12/31/2010(e)	$46.16	$48.90	$38.39

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

(e)
The SDG Acquisition Properties are included in Consolidated Centers at March 31, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at March 31, 2011 and December 31, 2010.

(f)
The leases for Valley View Center are excluded for all periods above.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2011(a)(b)	2010(b)
Consolidated Centers
Minimum rents	8.2%	8.6%
Percentage rents	0.5%	0.4%
Expense recoveries(c)	4.1%	4.4%

Total	12.8%	13.4%

	For Years Ended December 31,
	2011	2010(a)
Unconsolidated Joint Venture Centers
Minimum rents	9.1%	9.1%
Percentage rents	0.4%	0.4%
Expense recoveries(c)	3.9%	4.0%

Total	13.4%	13.5%

(a)
The SDG Acquisition properties are included as Consolidated Centers in Year 2011. These Centers are included with Unconsolidated Joint Venture Centers in Year 2010.

(b)
The cost of occupancy excludes Valley View Center in all periods above.

(c)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information

Consolidated Balance Sheets (unaudited)

(Dollars in thousands, except share data)

	March 31, 2012	December 31, 2011
ASSETS:
Property, net(a)	$6,090,562	$6,079,043
Assets held for sale	39,405	—
Cash and cash equivalents(b)	229,260	67,248
Restricted cash	70,918	68,628
Marketable securities	24,792	24,833
Tenant and other receivables, net	98,181	109,092
Deferred charges and other assets, net	409,567	483,763
Loans to unconsolidated joint ventures	3,300	3,995
Due from affiliates	4,991	3,387
Investments in unconsolidated joint ventures	1,098,859	1,098,560

Total assets	$8,069,835	$7,938,549

LIABILITIES AND EQUITY:
Mortgage notes payable:
Related parties	$278,347	$279,430
Others	3,084,392	3,049,008

Total	3,362,739	3,328,438
Bank and other notes payable	954,646	877,636
Liabilities on assets held for sale	143,270	—
Accounts payable and accrued expenses	77,250	72,870
Other accrued liabilities	274,635	299,098
Distributions in excess of investments in unconsolidated joint ventures	63,190	70,685
Co-venture obligation	121,981	125,171

Total liabilities	4,997,711	4,773,898

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock, $0.01 par value, 250,000,000 shares authorized, 132,726,357 and 132,153,444 shares issued and outstanding at March 31, 2012 and December 31, 2011, respectively	1,326	1,321
Additional paid-in capital	3,489,070	3,490,647
Accumulated deficit	(765,674)	(678,631)

Total stockholders' equity	2,724,722	2,813,337

Noncontrolling interests	347,402	351,314

Total equity	3,072,124	3,164,651

Total liabilities and equity	$8,069,835	$7,938,549

(a)
Includes consolidated construction in process of $320,655 at March 31, 2012 and $209,732 at December 31, 2011. Does not include pro rata share of unconsolidated joint venture construction in process of $53,501 at March 31, 2012 and $61,407 at December 31, 2011.

(b)
Does not include pro rata share of unconsolidated joint venture cash of $67,014 at March 31, 2012 and $61,728 at December 31, 2011.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)(a)

	As of March 31, 2012
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$2,021,868	$2,044,217	$4,066,085
Unconsolidated debt	1,751,806	152,432	1,904,238

Total debt	$3,773,674	$2,196,649	$5,970,323
Weighted average interest rate	5.68%	2.94%	4.67%
Weighted average maturity (years)			3.64

(a)
Excludes Valley View Center.

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of March 31, 2012
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Prescott Gateway(b)	12/01/11	5.78%	$60,000	—	$60,000
Chandler Fashion Center(c)	11/01/12	5.50%	77,398	—	77,398
Towne Mall	11/01/12	4.99%	12,660	—	12,660
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	24,646	—	24,646
Great Northern Mall	12/01/13	5.19%	37,015	—	37,015
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.55%	102,403	—	102,403
Fresno Fashion Fair	08/01/15	6.76%	162,915	—	162,915
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	86,213	—	86,213
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	43,404	—	43,404
Deptford Mall	06/01/16	6.46%	14,973	—	14,973
Freehold Raceway Mall(c)	01/01/18	4.20%	116,683	—	116,683
Danbury Fair Mall	10/01/20	5.53%	243,510	—	243,510
Fashion Outlets of Niagara	10/06/20	4.89%	128,413	—	128,413
Tucson La Encantada	03/01/22	4.23%	75,135	—	75,135
Pacific View	04/01/22	4.08%	140,000	—	140,000

Total Fixed Rate Debt for Consolidated Assets		5.47%	$2,021,868	$—	$2,021,868

Victor Valley, Mall of(d)	05/06/13	2.10%	$—	$97,000	$97,000
Westside Pavilion(d)	06/05/13	2.51%	—	175,000	175,000
SanTan Village Regional Center(d)(e)	06/13/13	2.66%	—	117,263	117,263
Oaks, The(d)(f)	07/10/13	2.24%	—	256,565	256,565
Wilton Mall	08/01/13	1.25%	—	40,000	40,000
Promenade at Casa Grande(g)	12/30/13	5.21%	—	39,139	39,139
Paradise Valley Mall(d)	08/31/14	6.30%	—	83,250	83,250
Vintage Faire Mall	04/27/15	3.53%	—	135,000	135,000
Twenty Ninth Street	01/18/16	3.08%	—	107,000	107,000
The Macerich Partnership L.P.—Line of Credit(d)	05/02/16	2.78%	—	805,000	805,000
Northgate Mall(d)	03/01/17	3.12%	—	64,000	64,000
The Macerich Partnership L.P.—Term Loan	12/08/18	2.59%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		2.87%	$—	$2,044,217	$2,044,217

Total Debt for Consolidated Assets		4.17%	$2,021,868	$2,044,217	$4,066,085

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of March 31, 2012
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Ridgmar (50%)(h)	04/11/12	7.82%	$28,304	$—	$28,304
NorthPark Center (50%)	05/10/12	6.70%	126,051	—	126,051
NorthPark Land (50%)	05/10/12	8.33%	37,653	—	37,653
Kierland Greenway (50%)	01/01/13	6.02%	28,521	—	28,521
Kierland Main Street (50%)	01/02/13	4.99%	7,258	—	7,258
Queens Center (51%)	03/01/13	7.30%	164,701	—	164,701
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	42,893	—	42,893
Tysons Corner Center (50%)	02/17/14	4.78%	154,330	—	154,330
Redmond Office (51%)	05/15/14	7.52%	29,464	—	29,464
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,446	—	29,446
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	71,496	—	71,496
Camelback Colonnade (75%)	10/12/15	4.82%	35,250	—	35,250
Chandler Gateway (50%)	11/01/15	6.37%	9,413	—	9,413
Washington Square (51%)	01/01/16	6.04%	122,203	—	122,203
North Bridge, The Shops at (50%)	06/15/16	7.52%	99,722	—	99,722
West Acres (19%)	10/01/16	6.41%	11,905	—	11,905
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	39,120	—	39,120
Stonewood Center (51%)	11/01/17	4.67%	56,544	—	56,544
Los Cerritos Center (51%)	07/01/18	4.50%	101,042	—	101,042
Arrowhead Towne Center (66.7%)	10/05/18	4.30%	152,269	—	152,269
Wilshire Building (30%)	01/01/33	6.35%	1,721	—	1,721

Total Fixed Rate Debt for Unconsolidated Assets		5.92%	$1,751,806	$—	$1,751,806

Pacific Premier Retail Trust (51%)(d)	11/03/13	5.01%	$—	$58,650	$58,650
Boulevard Shops (50%)	12/16/13	3.31%	—	10,473	10,473
Market at Estrella Falls (39.7%)	06/01/15	3.20%	—	13,309	13,309
Inland Center (50%)	04/01/16	3.49%	—	25,000	25,000
Superstition Springs Center (66.7%)	10/28/16	2.85%	—	45,000	45,000

Total Floating Rate Debt for Unconsolidated Assets		3.85%	$—	$152,432	$152,432

Total Debt for Unconsolidated Assets		5.75%	$1,751,806	$152,432	$1,904,238

Total Debt		4.67%	$3,773,674	$2,196,649	$5,970,323

Percentage to Total			63.21%	36.79%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This non-recourse mortgage loan is in maturity default. The Company is negotiating with the loan servicer. The outcome is uncertain at this time.

(c)
The property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(d)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

(e)
The property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(f)
The Company has entered into a loan commitment for a $220.0 million loan bearing an interest rate of 4.11% for ten years. This transaction is expected to close in May 2012.

(g)
The property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(h)
On April 11, 2012, the Company's joint venture in Ridgmar replaced the existing loan on the property with a new $52.0 million loan that bears interest at LIBOR plus 2.45% and matures on April 11, 2015 with two one-year extension options.

 The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Top Ten Tenants

        The following retailers (including their subsidiaries) represent the 10 largest rent payers of the Centers (excluding Valley View Center) based upon total rents in place as of December 31, 2011:

Tenant	Primary DBA	Number of Locations in the Portfolio	% of Total Rents(1)
Limited Brands, Inc.	Victoria's Secret, Bath and Body Works, Victoria's Secret Beauty, PINK	118	2.4%
Gap Inc., The	The Gap, Old Navy, Banana Republic, Gap Kids, Gap Body, Baby Gap, The Gap Outlet	80	2.3%
Forever 21, Inc.	Forever 21, XXI Forever	40	1.9%
Golden Gate Capital	Express, Eddie Bauer, J. Jill, California Pizza Kitchen	78	1.9%
Foot Locker, Inc.	Champs Sports, Foot Locker, Foot Action USA, CCS, Lady Foot Locker, Kids Foot Locker	115	1.7%
Abercrombie & Fitch Co.	Abercrombie & Fitch, Hollister, Abercrombie	64	1.4%
Luxottica Group S.P.A.	Sunglass Hut, LensCrafters, Oakley, Optical Shop of Aspen, Pearle Vision Center, Ilori, Sunglass Hut / Watch Station	133	1.3%
American Eagle Outfitters, Inc.	American Eagle, Aerie, 77Kids	53	1.2%
Nordstrom, Inc.	Nordstrom, Last Chance, Nordstrom Rack, Nordstrom Spa	21	1.1%
AT&T Mobility LLC(2)	AT&T, Cingular Wireless, AT&T Experience Store	30	1.1%

(1)
Total rents include minimum rents and percentage rents.

(2)
Includes AT&T Mobility office headquarters located at Redmond Town Center.